United States

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

March 31, 2009

Date of report (date of earliest event reported)

Commission File No.	Name of Registrant, State of Incorporation, Address of Principal Executive Offices, and Telephone No.	IRS Employer Identification No.
000-1125	Madison Gas and Electric Company (a Wisconsin Corporation) 133 South Blair Street Madison, Wisconsin 53703 (608) 252-7000 www.mge.com	39-0444025

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]

Pre commencement communications pursuant to Rule 14d-2(b) under the Exchange

Act (17 CFR 240.14d-2(b))

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Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange

Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On March 31, 2009, Madison Gas and Electric Company (MGE) amended its existing agreement dated August 29, 2008, with JPMorgan Chase Bank, N.A., as lender. The original agreement provides MGE with a $20 million committed credit facility. The principal purpose of the amendment was to extend the expiration date of the original agreement from March 31, 2009, to March 30, 2010. See Item 2.03 for additional information.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On March 31, 2009, MGE amended its existing agreement dated August 29, 2008, with JPMorgan Chase Bank, N.A., as lender, which provides MGE with a $20 million committed credit facility. The principal purpose of the amendment was to extend the expiration date of the original agreement from March 31, 2009, to March 30, 2010.

The amendment also changed the interest rate provisions of the original agreement. As amended, borrowings under the credit facility may bear interest at either (i) a Eurodollar Rate (as defined in the original agreement) for an applicable interest period, plus 1.50% or (ii) an Alternate Base Rate, plus 1%. The Alternate Base Rate is defined as the greater of (1) JPMorgan Chase Bank, N.A.'s prime rate, (2) the Federal Funds Effective Rate (as defined in the original agreement) plus 0.50% and (3) the one-month Eurodollar Rate plus 1%. The amendment also changed the non-use fee to 0.150% per annum on the unused commitment under the credit facility. The credit facility continues to be used as a backup facility to MGE's commercial paper program. As of March 31, 2009, no borrowings were outstanding under the credit facility.

For additional information regarding the credit facility, see MGE's Current Report on Form 8-K dated August 29, 2008, and filed with the Securities and Exchange Commission on September 5, 2008.

* * * * *

Forward-Looking Statements

Except for the historical information contained herein, certain of the matters discussed in this report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, which are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by MGE include those factors discussed herein, as well as the items discussed in MGE's 2008 Annual Report on Form 10-K—ITEM 1A. Risk Factors, and other factors discussed in filings made by MGE with the SEC. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this report. MGE does not undertake any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this report.

Item 9.01. Financial Statements and Exhibits.

(a)

Financial statements of businesses acquired:

Not applicable.

(b)

Pro forma financial information:

Not applicable.

(c)

Shell company transactions:

Not applicable.

(d)

Exhibit(s):

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated March 31, 2009, between Madison Gas and Electric Company, as Borrower, and JPMorgan Chase Bank, N.A., as Lender.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Madison Gas and Electric Company
(Registrant)

Date: April 3, 2009	/s/ Jeffrey C. Newman
Jeffrey C. Newman Vice President, Chief Financial Officer, Secretary and Treasurer

Madison Gas and Electric Company

Exhibit Index to Form 8-K

Dated March 31, 2009

Exhibit No.	Description
10.1	First Amendment to Credit Agreement dated March 31, 2009, between Madison Gas and Electric Company, as Borrower, and JPMorgan Chase Bank, N.A., as Lender.

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